Exhibit 10.4

                           WARRANT PURCHASE AGREEMENT


         WARRANT PURCHASE AGREEMENT, dated April 11, 2005, by and between SIRICOMM, INC., a Delaware corporation having its principal office at 2900 Davis Boulevard, Suite 130, Joplin, Missouri 64804 (the "Company") and Sunflower Capital, LLC, having an office at 10801 Mastin, Suite 920, Overland Park, Kansas (the "Purchaser").

                             BACKGROUND INFORMATION

         This Agreement sets forth the terms and conditions upon which Purchaser is acquiring from the Company and the Company is selling and delivering to the Purchaser, Four Hundred Thirteen Thousand Six Hundred and Five (413,605) five-year warrants to purchase a like number of shares of the Company's common stock for $3.00 per share (the "Warrants").


                              OPERATIVE PROVISIONS

                                    ARTICLE 1

                           Purchase and Sale of Shares

         1.1 Warrants to be Sold. Subject to the terms and conditions of this Agreement, at the Closing referred to in Section 1.4 hereof, the Company shall sell and deliver to the Purchaser good, valid and marketable title to the Warrants by delivering to the Purchaser the Warrants registered in the name of the Purchaser and executed by the Company.

         1.2 Purchase Price of the Shares. The purchase price to be paid by the Purchaser to the Company for the Warrants shall be Fifty Three Thousand Three Hundred and Thirty Three and No/100 Dollars ($53,333.00) (the "Purchase Price").

         1.3 Payment of Purchase Price. Subject to the terms and conditions of this Agreement, in reliance on the representations, warranties and agreements of the Company contained herein, and in consideration of the sale and delivery of the Warrants, the Purchaser shall pay the Purchase Price at the Closing by delivery of a certified or cashier's check, made payable to the Company, or by wire transfer to a bank account designated by the Company.

         1.4 Closing. The closing of the sale and purchase of the Warrants shall take place at such time and place as may be agreed to by the parties but no later than April 15, 2005 (the "Closing"). At the Closing, the Company shall deliver to the Purchaser the Warrants. Simultaneously with such delivery, the Purchaser shall deliver the Purchase Price to the Company. Each party shall be responsible for all fees and costs incurred by it or on its behalf in connection with the negotiation of this Agreement and the Closing.

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         If at the Closing the Company shall fail to tender the Warrants, or if any of the conditions specified hereunder shall not have been fulfilled, the Purchaser shall, at its option, be relieved of its obligations under this Agreement without thereby waiving any rights it may have by reason of such failure or non-fulfillment. Conversely, if the Purchaser fails to close the transactions herein contemplated for any reason other than a default or breach occasioned by the Company under the terms hereof, or a failure of performance of any of the conditions recited in Article 2 below, the Company may pursue any legal rights or remedies then available to it, expressly including the right to require the Purchaser's specific performance of this Agreement.

                                    ARTICLE 2

                  Representations and Warranties of the Company

         The Company represents, warrants and agrees as follows:

         2.1 Organization and Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

         2.2 Authorization. When executed and delivered by the Company, this Agreement will constitute the valid and binding obligation of the Company, enforceable in accordance with its terms.

         2.3 Securities Exchange Act Reports. All reports filed by the Company pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, are true and correct and contain no material misstatements or omissions.

         2.4 Consent. No consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority or private person or entity on the part of the Company is required in connection with the execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby, except as shall have been duly taken or effected prior to the Closing.

         2.5 Reservation and Authorization of Warrants and Common Stock. The Warrants have been duly authorized and upon payment of Purchase Price will be validly issued, fully paid and non-assessable. The shares of Common Stock underlying the Warrants have been duly authorized and, upon payment of the exercise price will be validly issued, fully paid and non-assessable. From and after the Closing, the Company shall at all times reserve and keep available for issue upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrants.

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         2.6 Compliance with Laws. The Company is and will be at Closing in compliance with all applicable federal, state and local laws and the Company is current in all of its reports required to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

         2.7 Litigation. Except as otherwise disclosed in the Company's reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company is not a party or is not threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or agency of any federal, state or local jurisdiction or before any arbitrator.

         2.8 SEC Filings. The Company has furnished or made available to the Buyer true and correct copies of the SEC Documents. The SEC Documents are the only filings made by the Company since January 1, 2003 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act or pursuant to the Securities Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act since January 1, 2003 and prior to the date of this Agreement.

         2.9 Available Information. The Company has not provided to the Buyer any information which according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company but which has not been so disclosed. As of their respective dates, the SEC Documents complied, and all similar documents filed with the SEC prior to the Closing will comply, in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and no document similar to the SEC Documents filed by the Company with the SEC prior to the Closing will contain, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents, as of the dates thereof, complied, and all similar documents filed with the SEC prior to the Closing will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC and other applicable rules and regulations with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements as permitted by Form 10-Q as promulgated by the SEC) and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments)

         2.10 Taxes.

                  (i) All federal, state, local and foreign tax returns and reports required to be filed to date, and which are properly open for examination under applicable

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

                           statutes of limitation, with respect to the operation of the Company have been accurately prepared and duly filed, and all taxes shown as payable on such returns and report have been paid when due, including, without limitation income, withholding, payroll, sales and use, and real and personal property taxes; and

                  (ii) The Company has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any tax to a date subsequent to the date hereof; and

                  (iii) No issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the tax returns, business or properties of the Company that has not been settled or resolved; and

                  (iv) There is no pending claim, asserted deficiency or assessment for additional taxes that has not been paid, nor is there any basis for the assertion of any such claim, deficiency, or assessment; and

                  (v) No material special charges, penalties or fines have ever been asserted against the Company with respect to payment of or failure to pay any taxes.

                                    ARTICLE 3

           Representations, Warranties and Covenants of the Purchaser

         The Purchaser represents and warrants to, and covenants with, the Company as follows:

         3.1 Authorization. When executed and delivered by the Purchaser, this Agreement will constitute the valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms.

         3.2 No Contractual Violation. Neither the execution, delivery nor performance of this Agreement by the Purchaser, including the consummation by the Purchaser of the transactions contemplated hereby, will constitute a violation of or a default under, or conflict with, any term or provision of the any contract, commitment, indenture or other agreement, or of any other private restriction of any kind, to which the Purchaser is a party or by which it is otherwise bound.

         3.3 Access to Information. Purchaser has had access to all material and relevant information concerning the Company, its management, financial condition, capitalization, market information, properties and prospects necessary to enable Purchaser to make an informed investment decision with respect to its investment in the Warrants, Purchaser acknowledges that it has had the opportunity to ask questions of and receive answers from and to obtain additional information from the Company or its representatives concerning the terms and conditions of the acquisition of the Warrants and the present and

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

proposed business and financial condition of the Company and has had all such questions answered to its satisfaction and has been supplied all information requested.

         3.4 SEC Reports. Purchaser acknowledges that it has been provided with and has carefully reviewed a copy of the Company's periodic reports and registration statements filed with the Securities and Exchange Commission since January 1, 2003 (the "SEC Reports").

         3.5 Financial Matters and Sophistication. Purchaser has such knowledge and experience in business and financial matters, such that it is capable of evaluating the merits and risks of purchasing the Units. Purchaser represents that it is an "accredited investor," as such term is defined in Rule 501 under the Securities Act.

         3.6 Investment Intent. (i) Purchaser is acquiring the Warrants for its own account and not on behalf of any other person; (ii) Purchaser is acquiring the Warrants for investment and not with a view to distribution or with the intent to divide its participation with others by reselling or otherwise distributing the Warrants; and (iii) Purchaser will not sell the Warrants or the shares underlying the Warrants without registration under the Act and any applicable state securities laws, or unless the Company receives an opinion of counsel reasonably acceptable to it (as to both counsel and the opinion) to the effect that such registration is not necessary.

         3.7 Understanding of Investment Risks. An investment in the Warrants should not be made by a purchaser who cannot afford the loss of its entire Purchase Price. The Purchaser acknowledges that the securities offered hereby have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the adequacy or accuracy of this Warrant Purchase Agreement. Prior to making an investment in the Warrants, the Purchaser has fully considered, among other things, the risk factors enumerated in the Company's filings with the Securities and Exchange Commission, and acknowledges that these risk factors have been considered prior to making this investment decision.

         3.8 Understanding the Nature of Securities. Purchaser understands that:

         (a) The Warrants and the shares underlying the Warrants have not been registered under the Act or any state securities laws and are being issued and sold in reliance upon certain of the exemptions contained in the Act and under applicable state securities laws.

         (b) The Warrants are "restricted securities" as that term is defined in Rule 144 promulgated under the Act.

         (c) The Warrants and the shares underlying the Warrants cannot be sold or transferred without registration under the Act and applicable state securities laws or unless the Company receives an opinion of counsel reasonably acceptable to it (as to both counsel and the opinion) that such registration is not necessary.

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

         (d) The Warrants, the shares underlying the Warrants and any certificates issued in replacement therefor shall bear the following legend in addition to any other legend required by law or otherwise:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS THEREUNDER."

         (e) Only the Company can register the Warrants and the shares underlying the Warrants under the Act and applicable state securities laws.

                                    ARTICLE 4

                       Additional Agreements and Covenants

         The parties further agree and covenant as follows:

         4.1 Delivery of Additional Instruments on Request. Each party agrees to execute and deliver or cause to be executed and delivered at the Closing, and at such other times and places as shall be reasonably agreed to, such additional instruments as the other party may reasonably request for the purpose of fully effecting the transactions herein contemplated.

         4.2 Preservation of Organization; No New Issuance. The Company shall use its best efforts to preserve the business organization of the Company intact, to operate prudently and in the ordinary course, and to maintain its goodwill.

         4.3 Agreements as to Conditions. Each party agrees to use its best efforts to satisfy each and every of the conditions set forth in Sections 6. and 7., respectively, of this Agreement.

         4.4 Brokerage Fee. Each party agrees to indemnify and hold harmless the other from and against any and all claims, losses, liabilities or expenses which may be asserted against or suffered by either as a result of any broker, finder or other person claiming any fee or commission by reason of services rendered or alleged to have been rendered for or at the instance of a particular party hereto with respect to the negotiation or execution of this Agreement or to the delivery of the consideration herein specified.

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

                                    ARTICLE 5

                     Conditions to Closing by the Purchaser

         The obligation of the Purchaser to consummate the transactions herein contemplated is subject to the satisfaction at or prior to the Closing of each of the following conditions, and if the Purchaser shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, the Purchaser shall have no liability to the Company:

         5.1 Truthfulness of Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement shall be true and correct to the best knowledge of the Company as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

         5.2 Performance. Each of the agreements of the Company to be performed or complied with at or before the Closing pursuant to the terms hereof shall have been duly performed or complied with.

         5.3 Consents. All consents to the consummation of the transactions contemplated herein which are required in order to prevent a breach of, or a default under, the terms of any agreement to which the Company is a party or is bound shall have been obtained.

         5.4 No Litigation Threatened. No action or proceeding shall have been instituted or, to the knowledge of the Company, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of the Purchaser or the Company as a result of which the Purchaser deems it inadvisable to proceed with the transaction.

                                    ARTICLE 6

                      Conditions to Closing by the Company

         The obligation of the Company to consummate the transactions herein contemplated shall be subject to the satisfaction of the Company on or prior to the Closing of each of the following conditions, and if the Company shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, the Company shall have no liability to the
Purchaser:

         6.1 Truthfulness of Representations and Warranties. Each of the representations and warranties of the Purchaser contained in this Agreement shall be true and correct to the best knowledge of the Purchaser as of the Closing with the same effect as though such representations and warranties had

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

been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

         6.2 Performance. Each of the agreements of the Purchaser to be performed or complied with on or before the Closing pursuant to the terms hereof shall have been duly performed and complied with.

         6.3 No Litigation Threatened. No action or proceeding shall have been instituted or, to the knowledge of the Purchaser, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of the Company or Purchaser as a result of which the Company deems it inadvisable to proceed with the transaction.

                                    ARTICLE 7
                            Miscellaneous Provisions

         7.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram to the applicable address appearing in the preamble to this Agreement, or to such other address as either party may have designated by like notice forwarded to the other party hereto. All notices, except notices of change of address, shall be deemed given when mailed or hand delivered and notices of change of address shall be deemed given when received.

         7.2 Binding Agreements; Assignability. Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees and successors of the respective parties hereto and shall be assignable by the Purchaser without the prior written consent of the Company.

         7.3 Entire Agreement. This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

         7.4 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

         7.5 Headings. The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

         7.6 Application of Missouri Law; Venue. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its

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terms and by the laws of the State of Missouri. Venue for any legal action which may be brought hereunder shall be deemed to lie in the City of Joplin, Missouri.

         7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.8 Legal Fees and Costs. If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).


                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                        Purchaser         Sunflower Capital, LLC


                                          /s/ William P. Moore
                                          --------------------------------------
                                          By: William P. Moore, Managing Member



                        The Company       SIRICOMM, INC.


                                          By:   /s/ Henry P. Hoffman
                                              ----------------------------------
                                              Its: President

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